UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 18, 2014

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    USA Truck, Inc. (the “Company”) announced today that Mr. Terry A. Elliott announced his retirement from the Board of Directors (the “Board”) of the Company and all committees thereof, effective September 18, 2014.  The Board accepted the notice of retirement from Mr. Elliott and, effective immediately thereafter, voted to appoint Mr. Gary Enzor as a Class II director with a term expiring at the Company’s 2015 annual meeting of stockholders to fill the vacancy resulting from Mr. Elliott’s retirement.  Mr. Enzor has been appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the Board.  Mr. Enzor is the Chairman and Chief Executive Officer of Quality Distribution, Inc., a North American bulk tank logistics and transportation provider.  Prior to joining Quality Distribution in December 2004, Mr. Enzor served as Executive Vice President and Chief Financial Officer of Swift Transportation Company, Inc., since August 2002.  Mr. Enzor’s qualifications to serve on the Company’s Board include his many years of experience in the trucking industry.  There is no arrangement or understanding between Mr. Enzor and any other person pursuant to which Mr. Enzor was appointed as a director of the Company.  There are no transactions involving Mr. Enzor requiring disclosure under Item 404(a) of Regulation S-K.

    The Company has greatly appreciated Mr. Elliott’s years of dedicated and valuable service to the Board.  Mr. Elliott’s experience and insight have been important assets to the Board, and the Company wishes Mr. Elliott well following his retirement from the Board.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated September 19, 2014.

    The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Company in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	September 19, 2014	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated September 19, 2014.